UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e)(2))
[ X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant under Rule 14a-12

NEFF CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

                                       1)     Title of each class of securities to which transaction applies:

                                       2)     Aggregate number of securities to which transaction applies:

                                       3)     Per unit price or other underlying value of transaction computed pursuant to
                                               Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                       4)     Proposed maximum aggregate value of transaction:

                                       5)     Total fee paid:

                                                    [ ]     Fee paid previously with preliminary materials.

                                                    [ ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)
                                                            and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                       1)     Amount Previously Paid:

                                       2)     Form, Schedule or Registration Statement Number:

                                       3)     Filing Party:

                                       4)     Date Filed:

[NEFF LOGO]

May 1, 2002

Dear Stockholder:

     Please accept this invitation to attend our Annual Meeting of Stockholders on Friday, June 7, 2002 at 10:00 a.m. eastern daylight savings time. This year’s meeting will be held at the Hotel Sofitel, 5800 Blue Lagoon Drive, Miami, Florida.

     At the Annual Meeting you will be asked to (1) elect two directors and (2) ratify the selection of Neff’s independent auditors for 2002. Your vote is important. I urge you to complete, sign and return the enclosed proxy card. This way your shares will be voted as you direct even if you do not attend the meeting. By returning the proxy card promptly, you will help Neff avoid additional solicitation costs.

      I look forward to seeing you on June 7, 2002.

                                                                                               Sincerely,

                                                                                               /s/ Juan Carlos Mas
                                                                                                President and
                                                                                               Chief Executive Officer

NEFF CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 7, 2002

     To Our Stockholders:

     The 2002 Annual Meeting (the “Annual Meeting”) of Stockholders of Neff Corp. (“Neff” or the “Company”) will be held at the Hotel Sofitel, 5800 Blue Lagoon Drive, Miami, Florida on June 7, 2002, at 10:00 a.m. eastern daylight savings time. The purpose of the meeting is to consider and act upon the following:

     1.      The election of two directors to serve for the following three years.

     2.      The selection of Deloitte & Touche as Neff's independent public accountants for 2002.

     3.      The transaction of such other business as may properly come before the meeting or any adjournment.

     Stockholders of record at the close of business on April 15, 2002 are entitled to notice of and to vote at the Annual Meeting.

                                                                                                /s/ Mark H. Irion
                                                                                                 Secretary

PLEASE FILL OUT, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE PAID ENVELOPE, EVEN IF YOU PLAN TO ATTEND THE MEETING. YOU MAY REVOKE YOUR PROXY IN WRITING, OR AT THE ANNUAL MEETING IF YOU WISH TO VOTE IN PERSON.

NEFF CORP.

3750 N.W. 87th Avenue, Suite 400, Miami, Florida 33178

PROXY STATEMENT

May 1, 2002

     The Board of Directors is soliciting proxies to be used at the 2002 Annual Meeting to be held at 10:00 a.m. eastern daylight savings time, June 7, 2002, at the Hotel Sofitel, 5800 Blue Lagoon Drive, Miami, Florida.

     This Proxy Statement and an accompanying proxy are being mailed to stockholders on or about May 1, 2002, together with Neff’s 2001 Annual Report, which includes audited financial statements for the year ended December 31, 2001. The Consolidated Balance Sheets as of December 31, 2001 and 2000 and the Consolidated Statements of Operations, the Consolidated Statements of Stockholders’ Equity, the Consolidated Statements of Cash Flows, and the Notes to Consolidated Financial Statements (each of such Statements being for the years ended December 31, 2001, 2000 and 1999), audited and contained in Neff’s 2001 Annual Report, are incorporated in this Proxy Statement by reference to that Report.

Who Can Vote

     Record holders of Class A Common Stock at the close of business on April 15, 2002 are entitled to notice of and to vote at the meeting. On that date, there were 16,065,350 shares of Class A Common Stock and 5,100,000 shares of Class B Special Common Stock outstanding. Each Stockholder has one vote for each share of Class A Common Stock and one vote for each share of Class B Special Common Stock. Holders of Class A Common Stock and Class B Special Common Stock will vote together, without regard to class, on the matters to be voted upon at the meeting. Holders of Class A Common Stock have 75.9% of the general voting power; holders of Class B Special Common Stock have the remaining 24.1% of the general voting power.

How You Can Vote

     If you sign and return the proxy before the Annual Meeting, we will vote your shares as specified in the proxy. You may specify on your proxy whether or not your shares should be voted for the nominees for director. If you do not indicate any specific voting instructions, the proxy will be voted in favor of the directors nominated and in the named proxies’ discretion as to other matters at the Annual Meeting.

How You Can Revoke Your Proxy

      You can revoke your proxy at any time before it is exercised by:

     o submitting written notice of revocation to the Secretary of the Company;

     o submitting another proxy that is properly signed and later dated; or

     o voting in person at the Annual Meeting.

Required Votes

     A majority of the votes that could be cast in the election or on a proposal by stockholders who are either present in person or represented by proxy at the Annual Meeting is required to elect the nominees for director and to approve the proposal to select Deloitte & Touche as Neff’s independent public accountants for 2002.

     The total number of votes that could be cast at the Annual Meeting is the number of votes actually cast plus the number of abstentions. In accordance with Delaware law, if a stockholder abstains from voting on an action, that stockholder’s shares will still be counted for determining whether the requisite number of stockholders attended the meeting. Abstentions have the effect of a vote “against” any matter as to which they are specified.

     Because abstentions with respect to any matter other than the election of directors are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes for each proposal other than the election of directors. If a broker who holds shares as nominee does not vote on any particular action because it does not have the authority to do so, a “broker non-vote”, such broker non-votes are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained. However, broker non-votes are counted as present for purposes of determining the existence of a quorum at the Annual Meeting.

Other Matters to be Acted Upon at the Annual Meeting

     We do not know of any other matters to be presented or acted upon at the Annual Meeting. If, however, any other matter is properly presented at the Annual Meeting, shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

OWNERSHIP OF SHARES BY CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of April 1, 2002, information regarding the beneficial ownership of Class A Common Stock and Class B Special Common Stock by (1) each person whom Neff knows beneficially owns 5% or more of any class of Neff’s voting securities; (2) each current director and the named executive officers set forth in the Summary Compensation Table and (3) all current directors and executive officers as a group. Unless otherwise indicated, (1) each such stockholder has sole voting and investment power with respect to the shares beneficially owned by such stockholder and (2) has the same address as Neff.

                 Number of Shares of       Percent        Number of Shares of
                   Class A Common       of Class Owned       Class B Special    Percent of Class
Name or Entity        Stock(1)                                Common Stock(1)        Owned
-------------------  --------------   --------------------  ----------------- ----------------------

Jorge Mas            3,820,744(2)(3)          18.0%                --                  --
-------------------  --------------   --------------------  ----------------- ----------------------

Juan Carlos Mas      2,381,303(2)(4)          11.3                 --                  --
-------------------  --------------   -------------------- ------------------ ----------------------

Jose Ramon Mas       2,381,303(2)(5)          11.3                 --                  --
-------------------  ---------------  -------------------- ------------------ ----------------------

General Electric     5,100,000(6)             24.1             5,100,000(6)          100%
Capital Corporation
-------------------- ---------------  -------------------- ------------------ ----------------------

Santos Fund I, L.P.  900,000(7)                4.3                 --                  --
-------------------- ---------------  -------------------- ------------------ ----------------------

Peter G. Gladis      174,000                    *                  --                  --
-------------------- ---------------  -------------------- ------------------ ----------------------

Mark H. Irion        50,000                     *                  --                  --
-------------------- ---------------  -------------------- ------------------ ----------------------

Arthur B. Laffer     128,000                    *                  --                  --
-------------------- ---------------  -------------------- ------------------ ----------------------

Michael Markbreiter  15,000                     *                  --                  --
-------------------- ---------------  -------------------- ------------------ ----------------------

Steven Scheiwe       15,000                     *                  --                  --
-------------------- ---------------  -------------------- ------------------ ----------------------

All current directors
and executive officers                                             --                  --
as a group (8 persons)  8,965,350(2)          42.4%
-------------------- ----------------- ------------------- ----------------- ----------------------

                                               5

* Less than 1 percent.
 (1) A person  is  deemed  as  of  any  date  to  have  "beneficial   ownership"
     of any  security  that such  person has a right to  acquire  within 60 days after  such  date.  Shares  each  identified  person has a right to acquire within 60 days of the date of the table  set forth  above are  deemed to be outstanding in calculating  the percentage  ownership of such  stockholder, but are not  deemed  to be  outstanding  when  calculating  the  percentage ownership of any other person.
(2)  Excludes  shares  beneficially owned through Santos Fund I, L.P.("Santos").
(3)  Includes  shares  beneficially  owned  by  Jorge  Mas  Holding I,   Limited
     Partnership.
(4)  Includes  shares  beneficially  owned by Juan Carlos Mas Holding I, Limited
     Partnership.
(5)  Includes shares beneficially  owned  by Jose  Ramon  Mas Holding I, Limited
     Partnership.
(6)  All of the shares of  Class  B Special  Common Stock are  convertible  into
     Class A  Common Stock.  GE  Capital's   address  is 777  Long  Ridge  Road,
     Building B, First Floor, Stamford, CT, 06927.
(7)  Santos is beneficially owned by Jorge  Mas, Juan Carlos Mas, Jose Ramon Mas and Kevin P. Fitzgerald.

PROPOSAL 1

Election of Directors

     Pursuant to Neff’s Certificate of Incorporation, the directors are divided into three classes serving three year terms. Two directors, comprising one class of directors, is to be elected at the Annual Meeting. Mr. Arthur B. Laffer and Mr. Michael Markbreiter have been nominated for election as directors to hold office until the 2005 Annual Meeting and until their successors have been elected and shall qualify. Proxies may not be voted for more than two directors.

-------------------------------------------------------------------------------------------------
                           Principal Occupations                                Director  Term to
  Name              Age    and Other Directorships                              Since     Expire

-------------------------------------------------------------------------------------------------

Arthur B. Laffer     61  Principal occupations: Chairman  of the  Board  of       1998     2005
                         Directors  of  Laffer Associates,  an economic
                         research and financial  consulting  firm,  since 1979;
                         Chief  Executive  Officer,  Laffer  Advisors,  Inc.,
                         an  investment  advisor and broker-dealer,  since 1981;
                         and Chief Executive Officer, Laffer Investments,  an
                         investment  management  firm,  since 1999.
                         Other directorships: Pacificare Health Systems, Inc.,
                         Vivendi Environment, Oxigene, Inc. and Mastec, Inc.
-------------------------------------------------------------------------------------------------

Michael Markbreiter  40  Principal occupations: Private Investor; Portfolio       2000     2005
                         manager for Kingdon Capital Management Corp., a manager
                         of investment funds from March 1995 to December 1998.
                         Other directorships: Impax Laboratories
-------------------------------------------------------------------------------------------------
                                                    7

         Terms of offcie of the four directors named below will continue until the Annual Meeting in the years indicated.

-------------------------------------------------------------------------------------------------
                           Principal Occupations                                Director  Term to
 Name               Age    and Other Directorships                              Since     Expire
-------------------------------------------------------------------------------------------------
Jorge Mas            39  Principal occupations: Chairman of the Board, Mastec,    1995     2004
                         Inc. since January 1998; Chief Executive Officer,
                         Mastec, Inc. from March 1994 to October 1999;  Chairman
                         of the Board, Neff Corp.
                         Other directorships: Mastec, Inc., Nova Southeastern
                         University and Jorge Mas Canosa Freedom Foundation,
                         Inc.
-------------------------------------------------------------------------------------------------
Steven D. Scheiwe    41  Principal occupations: Consultant; Chief Executive       2001     2004
                         Officer, Teletrac, Inc. from 1999 to 2001; General
                         Counsel and Secretary, Teletrac, Inc. from 1995 to
                         1999; General Counsel and Secretary, Premiere Page,
                         Inc. from 1988 to 1999.
                         Other directorships: Nucentrix Broadband
                         Communications, Inc.
-------------------------------------------------------------------------------------------------
Juan Carlos Mas      35  Principal occupations: Chief Executive Officer, Neff     1995     2003
                         Corp., since January 2002; President, Construction
                         Division, Church & Tower, a subsidiary of Mastec, Inc.
                         Other directorships: Miami Children's Hospital
-------------------------------------------------------------------------------------------------
Jose Ramon Mas       30  Principal occupations: Vice-chairman since August 2001   1995     2003
                         and Executive Vice-President-Corporate Development of
                         Mastec, Inc. since August 2001; President,
                         Telecommunications Division, Church & Tower, a
                         subsidiary of Mastec, Inc.
                         Other directorships: Mastec, Inc.
-------------------------------------------------------------------------------------------------
Jorge Mas, Juan Carlos Mas and Jose Ramon Mas, all of whom are members of the Board of Directors, are brothers.  There are no other family relationships among the members of the Board of Directors.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE TWO NOMINEES.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors met 4 times in 2001 and took numerous actions by written consent. All members attended at least 75% of the meetings.

     The Board of Directors has established an Audit Committee. The members of the Audit Committee are Messrs. Laffer, Markbreiter and Scheiwe. The Audit Committee met 4 times in fiscal year 2001. The Audit Committee reviews the Company’s auditing, accounting, financial reporting and internal control functions and recommends our independent accountants to the Board. In addition, the committee monitors the non-audit services of our independent accountants. The members of the Audit Committee are “independent” as defined by the rules of the New York Stock Exchange. The Board of Directors has adopted an Audit Committee Charter which was filed as Appendix A to Neff’s Proxy Statement for the 2000 Annual Meeting.

     In June of 2001, the Board of Directors established a Compensation Committee. The members of the Compensation Committee are Messrs. Laffer, Markbreiter and Scheiwe. The Compensation Committee did not meet seperately from the Board of Directors during 2001. In fiscal year 2001, the entire Board of Directors determined the compensation of the Company’s Chief Executive Officer and all other corporate officers and administered the Company’s incentive stock plans, including the 1998 Incentive Stock Plan and the 1999 Incentive Stock Plan.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

     In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. The Audit Committee has considered whether the independent auditors provision of non-audit services to the Company is compatible with the auditor’s independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on SEC Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

Audit Committee

Arthur B. Laffer
Michael Markbreiter
Steven D. Scheiwe

     The above report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not be deemed filed under such Acts.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Mastec, Inc., an affiliate of the Company controlled by three of the Company’s Directors, Jorge Mas, Juan Carlos Mas, and Jose Ramon Mas, purchased and leased construction equipment from the Company in 2001. Revenues from MasTec, Inc. during 2001 were $2.5 million. The Company believes that these payments were equivalent to the payments that would have been made between unrelated parties acting at arm’s length.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Neff’s directors and executive officers are required to file reports of initial ownership and changes of ownership of Class A Common Stock with the Securities and Exchange Commission. To the Company’s best knowledge, based solely on review of copies of such reports furnished to the Company and written representations that no other reports were required, the required filings of all directors and executive officers were filed timely.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

     The following table sets forth information regarding the compensation for services in all capacities to the Company and its subsidiaries, of Neff’s Chief Executive Officer in 2001 and Neff’s Chief Financial Officer (together, the “named executive officers”).

                           Summary Compensation Table

                                                                Securities Underlying
                                                                     Options/SARs
Name and Principal Position    Year      Salary       Bonus
---------------------------- -------- ------------- ----------- ----------------------
Peter G. Gladis(1)            2001       $237,460    $150,000           60,000
                              2000        225,000          --               --
                              1999        225,000      75,000               --
---------------------------- -------- ------------- ----------- ----------------------
Mark H. Irion(2)              2001        $160,000    $75,000           35,000
                              2000         160,000         --               --
                              1999         110,000     50,000               --
---------------------------- -------- ------------- ----------- -----------------------
(1)  Mr.  Gladis  became   President  and  Chief  Executive   Officer  of    the
     Company in June 2000.  From September 1995 through May 2000, Mr. Gladis was
     Senior Vice President of Neff Rental,  Inc., a  wholly-owned  subsidiary of the Company.  Effective January 2, 2002, Mr. Gladis was appointed as Neff's
     Chief  Operating  Officer  and he resigned  as Neff's  President  and Chief
     Executive Officer.
(2)  Mr.   Irion   became  the Chief   Financial   Officer of  the     Company's
     wholly-owned  subsidiary,  Neff Rental,  Inc., in September 1998. He became the Company's Chief Financial Officer in May 1999.

Stock Option Grants

The following table sets forth certain information with respect to employee options to purchase shares of common stock awarded to the named executive officers during 2001.

                                                   OPTION GRANTS IN LAST FISCAL YEAR

                        ----------------------------------------------------------------------------------------
                                                                              Potential Realizable
                                                                              Value at Assumed
                                                 Individual Grants(1)         Annual Rates of
                                                                              StockPrice Appreciation
                                                                              for Option Term
                        ----------------------------------------------------------------------------------------
--------------- ---------------- ----------------- ------------ ------------- ------- --------
                  Number of      % of Total options
                    Shares          Granted to     Exercise
                  Underlying       Employees in     Price
 Name           Options Granted    Fiscal Year(2)  ($/Share)  Expiration Date  5% ($)   10% ($)
--------------- ---------------- ----------------- ----------  -------------- ------- --------
Peter G. Gladis       60,000          23.7%          $0.58          5/11/11    $21,885  $55,462
--------------- ---------------- ----------------- ----------  -------------- ------- --------
Mark H. Irion         35,000          13.8%          $0.58          5/11/11    $12,766  $32,352
--------------- ---------------- ----------------- ----------  -------------- ------- --------

(1) Each option  represents the right to purchase one share of common stock.  The options shown in these columns were granted  pursuant to our 1999  Incentive  Stock Plan.  The options shown in this table will become  exercisable  on the first  anniversary of the date of grant.
(2) Indicates the percentage of all options granted to employees of Neff during 2001.

Option Exercises and Values in 2001

         The following  table provides  information  related to the number and value of options held by the named  executive  officers. The last sales price of Class A Common Stock on December 31, 2001 was
$0.45.

                             Fiscal Year End Option Values

                   ---------------------------------------  ------------------------------------
                     Number of Securities Underlying        Value of Unexercised "In-the-Money"
                   Unexercised Options at Fiscal Year End       Options at Fiscal Year End(1)
                   ---------------------------------------  ------------------------------------
------------------ ----------------- ---------------------  ---------------- -------------------

Name                  Exercisable       Unexercisable         Exercisable        Unexercisable
------------------ ----------------- ---------------------  ---------------- -------------------
Peter G. Gladis         60,000             60,000               $0.00              $0.00
------------------ ----------------- ---------------------  ---------------- -------------------
Mark H. Irion            5,000             35,000               $0.00              $0.00
------------------ ----------------- ---------------------  ---------------- -------------------

(1) Options are  "in-the-money"  at the fiscal year end if the fair market value of the underlying securities on such date exceeds the exercise price of the option.

Director Compensation

     The Company’s non-employee directors were each granted an option in May 2001 to purchase shares of Class A Common Stock. The options vest in two equal installments on the first and second anniversaries of the grant date, have a ten year term and an exercise price of $0.58 per share. Messrs. Scheiwe and Markbreiter each received an option to purchase 30,000 shares; Mr. Laffer received an option to purchase 120,000 shares.

Employment Agreements; Change in Control Arrangements

      Employment Agreements

     The Company has entered into Employment Agreements with Peter G. Gladis, the Chief Operating Officer of the Company and Mark H. Irion, the Chief Financial Officer of the Company.

     Mr. Gladis’ employment agreement has a term of one year, commencing on January 2, 2002. Mr. Gladis is prohibited from competing with the Company during the term of the agreement and for one year after his employment with the Company terminates for any reason. In the event of termination of Mr. Gladis’ employment due to his Disability (as defined in the agreement) or death, the Company will pay Mr. Gladis or his estate as severance pay each month for the two (2) years immediately following the date of termination, the amount necessary to make up the difference between the amount of payments the executive will receive during that month under the disability insurance policies maintained by the Company and Mr. Gladis’ base monthly salary on the date of termination. If Mr. Gladis terminates his employment for Good Reason (as defined in the agreement) following a Change in Control (as defined in the agreement), then (a) the Company must pay Mr. Gladis a lump sum amount equal to one times the sum of his base salary and bonus; (b) Mr. Gladis is entitled, for a period of three years, to continuation of coverage at the Company’s expense of his life insurance, disability, medical and dental benefits and (c) all restrictions on any outstanding awards granted to Mr. Gladis will lapse and be immediately vested. In the event the Company terminates Mr. Gladis’ employment other than for Cause (as defined in the agreement), death or Disability or he terminates his employment other than for Good Reason, then if the Company does not waive Mr. Gladis’ obligation not to compete with the Company for one year after the termination of his employment, the Company must pay Mr. Gladis a lump sum amount equal to one-half of his base salary. If the Company waives the prohibition on competition, the Company will not be required to make this payment.

     Mr. Irion’s employment agreement has an initial term of three years, commencing on March 1, 2000, and will be automatically extended for one year periods unless either party terminates the agreement on six months prior notice. Mr. Irion is prohibited from competing with the Company during the term of the agreement and for one year after his employment with the Company terminates for any reason. In the event of termination of Mr. Irion’s employment due to his Disability (as defined in the agreement) or death, the Company will pay Mr. Irion or his estate as severance pay each month for the eighteen months immediately following the date of termination, the amount necessary to make up the difference between the amount of payments the executive will receive during that month under the disability insurance policies maintained by the Company and Mr. Irion’s base monthly salary on the date of termination. In the event the Company terminates Mr. Irion’s employment other than for Cause (as defined in the agreement), death or Disability or he terminates his employment for Good Reason (as defined in the agreement) or under certain circumstances following a Change in Control (as defined in the agreement), then (a) the Company must pay Mr. Irion a lump sum amount equal to one and one-half times the sum of his base salary and bonus; (b) Mr. Irion is entitled, for a period of eighteen months, to continuation of coverage at the Company’s expense of his life insurance, disability, medical and dental benefits and (c) all restrictions on any outstanding awards granted to Mr. Irion will lapse and be immediately vested.

     Incentive Stock Plans

     The Company’s incentive stock plans permit the Company to provide that recipients of awards granted pursuant to these plans shall receive certain benefits upon the occurrence of a change in control. A change in control is generally defined as (1) the acquisition by any person of more than 30% of the voting securities of the Company, (2) certain mergers involving the Company or (3) the sale of all of the assets of the Company.

Report on Executive Compensation

     During the fiscal year ended 2001, decisions concerning compensation of executive officers were made by the entire Board of Directors.

     The Board of Directors is responsible for setting and administering executive officer compensation policies and programs. The Board of Directors is also responsible for determining the recipients and terms of options and other awards under the Company’s incentive stock plans. The Board of Directors considers the recommendations of management when making determinations regarding executive compensation and awards under these plans.

      Philosophy

     The members of the Board of Directors believe that the Company’s success largely depends on the efforts of its employees and, in particular, the leadership exercised by its executive officers. Therefore, the Board believes that it is important to adopt compensation programs that:

o stress stock ownership and, as a result, tie long-term compensation to increases in stockholder value as evidenced by price appreciation in the Class A Common Stock;

o enhance the Company’s ability to attract and retain qualified executive officers while providing the financial motivation necessary to achieve continued high levels of performance;

o provide a level of compensation that is competitive with a select group of successful national and regional construction equipment rental companies that the Company believes are comparable to Neff; and

o emphasize teamwork, corporate efficiency and overall corporate results.

The members of the Board believe, however, that fixed compensation formulas may not adequately reflect all aspects of the Company’s and an individual executive officer’s performance. Therefore, the Board has retained a high degree of flexibility in structuring Neff’s executive compensation. This approach allows the Board annually to evaluate subjectively and reward each executive officer’s individual performance and contribution to the Company’s overall financial and operational success.

     The components of the Company’s executive compensation program for fiscal year 2001 were (1) annual compensation consisting of base salaries, (2) performance bonuses, (3) stock option grants and (4) other benefits. Executive compensation is determined on the basis of total compensation rather than as separate free-standing components.

      Base Salary and Bonus

The Board reviews each executive officer’s base salary on an annual basis. In determining base salary compensation for fiscal year 2001, the Board considered financial and operational results of the previous fiscal year and the contributions made by the executive officers to the achievement of those results, and the compensation packages for executives of comparable position and responsibility in the industry. Mr. Gladis assisted the members of the Board by making recommendations concerning salaries and bonuses to be paid to officers other than himself.

     To provide additional incentive to achieve outstanding performance, the Company awards cash bonuses to executive officers based on the Board’s subjective evaluation of corporate and individual performance.

     Long-Term and Other Incentive Compensation

     The Board believes that the financial interests of executive officers should be aligned closely with those of stockholders through stock ownership. Pursuant to the Company’s incentive stock plans, the Board may grant stock options, stock appreciation and dividend equivalent rights, restricted stock, performance units and performance shares to employees, officers, employee directors, consultants and advisors of the Company. These awards are based upon an evaluation of the contribution of eligible individuals to the Company’s long-term performance and the importance of their responsibilities within the Company. Stock options granted under the incentive stock plans generally have a term of ten years, vest over three years and have an exercise price equal to the fair market value of the Class A Common Stock on the grant date. Prior to the Company’s initial public offering, the Company granted Phantom Shares under the Company’s Phantom Stock Plan which generally vest over five years and must be redeemed by the Company within one year of vesting.

     Chief Executive Officer. Mr. Gladis’ compensation package for 2001 consisted of base salary, a cash bonus and an option grant to purchase 60,000 shares of Class A Common Stock. The option will become fully exercisable one year from the date of grant, on May 11, 2002. In approving Mr. Gladis’ compensation arrangements, the Board took into account the Company’s and Mr. Gladis’ performance. In addition, the Board also considered the overall compensation packages of other chief executive officers of companies in the construction equipment rental industry.

     Deductibility of Executive Compensation in Excess of $1.0 Million. Section 162(m) of the Internal Revenue Code of 1986 generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to a named executive officer. Exceptions are made for qualified performance-based compensation, among other things. The Board intends generally to structure its executive awards under the Company’s incentive stock plans to take advantage of this Section 162(m) exception. However, the Board does not believe that it is necessarily in the best interest of the Company and its stockholders that all compensation meet the requirements of Section 162(m) for deductibility and the Committee may determine to award non-deductible compensation in such circumstances as it deems appropriate. Moreover, in light of the ambiguities and uncertainties under Section 162(m), no assurance can be given that compensation intended by the Company to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

                                                                                                 Jorge Mas
                                                                                                 Jose Ramon Mas
                                                                                                 Juan Carlos Mas
                                                                                                 Arthur B. Laffer
                                                                                                 Michael Markbreiter
                                                                                                 Steven D. Scheiwe

Stock Price Performance

     The following stock price performance chart compares cumulative total stockholder return, assuming reinvestment of dividends, for (1) the Class A Common Stock, (2) Standard & Poor’s 500 Stock Index and (3) a Competitor Group Index, for the period indicated. The chart assumes that $100 was invested at May 22, 1998, the date the Class A Common Stock began trading on the New York Stock Exchange, at the initial public offering price of $14.00 per share. In November 2001, the NYSE suspended trading in the Class A Common Stock and it began to trade on the NASD Over-the-Counter Bulletin Board. Past stock price performance is not necessarily indicative of future results.

[CHART]

------------------------------------- ------------------- ---------------------------

Measurement Period        Neff     Standard & Poor's 500   Competitor Group Index(1)
(Fiscal Year Covered)
--------------------- ------------ ---------------------- --------------------------

May 22, 1998.........   $100.00           $100.00               $100.00
--------------------- ------------ ---------------------- --------------------------

December 31, 1998....     44.64            111.71                 92.97
--------------------- ------------ ---------------------- --------------------------

December 31, 1999....     45.53            135.21                 53.10
--------------------- ------------ ---------------------- --------------------------

December 31, 2000....      8.93            122.91                 34.40
--------------------- ------------ ---------------------- --------------------------

December 31, 2001....      3.21            108.30                 52.51
--------------------- ------------ ---------------------- --------------------------

-----------------
(1)  In   accordance   with  the  SEC's   rules,   the  Company  has  elected to
     select  a group of peer  companies  on an  industry  basis  for  comparison purposes.  The  Competitor  Group  includes  three  participants:  National
     Equipment Services, Inc., Nationsrent,  Inc. and United Rentals, Inc. Total
     return  calculations  were weighted  according to the respective  company's market capitalization.

PROPOSAL 2

Ratification of Selection of Independent Public Accountants

     The Board of Directors has appointed Deloitte & Touche as independent auditors for the Company for 2002. As the Company’s independent auditors, Deloitte & Touche audits Neff’s books of account and other corporate records. The Company’s stockholders are being asked to ratify the selection of Deloitte & Touche as Neff’s independent auditors at the Annual Meeting. Deloitte & Touche has served as the Company’s independent auditors since 1996.

     A representative of Deloitte & Touche will be present at the Annual Meeting and will have the opportunity, if he or she desires, to make a statement and will be available to answer appropriate questions from stockholders.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

Audit Fees

     The aggregate fees billed by Deloitte & Touche LLP, the Company’s independent auditor, for professional services in connection with the audit of the Company’s annual financial statements for the year ended December 31, 2001 and the reviews of the Company’s interim financial statements included in quarterly reports on Form 10-Q in the year 2001 were $123,665.

All Other Fees

The aggregate fees billed by Deloitte & Touche LLP, the Company’s independent auditor, for services to the Company in fiscal year 2001 other than the services described under the captions “Audit Fees” above, were $607,094. These other services included tax advisory services and consulting services related to the Nortrax arbitration described in the Company’s 10-K for the year ended December 31, 2001, and due diligence services performed in connection with United Rentals’ proposal to purchase the outstanding shares of Neff Corp.

Annual Report

     A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 as filed with the Securities and Exchange Commission, will be mailed without charge to stockholders upon request. Requests should be addressed to the Company, 3750 NW 87th Avenue, Suite 400, Miami, Florida, 33178, Attention: Jamal Garcia, Investor Relations. The Form 10-K includes certain exhibits that will be provided only upon payment of a fee covering the Company’s reasonable expenses.

Solicitation of Proxies, Stockholder Proposals and Other Matters

     The cost of this solicitation of proxies will be borne by Neff. In addition to the use of the mails, Company officials may solicit proxies in person and by telephone or telegraph, and may request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of Class A Common Stock.

     Proposals of stockholders intended to be presented at the Annual Meeting to be held in the year 2003 must be received by Neff no later than January 1, 2003 to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such meeting.

     The Company is not aware of any other business to be presented at the Annual Meeting. If other matters properly come before the meeting, the persons named as proxies will vote on them in accordance with their best judgment.

     Please complete, sign, date and return your proxy promptly to make certain your shares of Class A Common Stock will be voted at the Annual Meeting. For your convenience in returning the proxy, an addressed envelope is enclosed, requiring no additional postage if mailed in the United States.

                                                                                                 For the Directors,

                                                                                                 /s/Juan Carlos Mas
                                                                                                President and Chief Executive Officer

YOUR PROXY IS IMPORTANT.

PLEASE SIGN, DATE AND MAIL IT TODAY.

Neff Corp.

Annual Meeting of Shareholders

Hotel Sofitel
5800 Blue Lagoon Drive
Miami, Florida

June 7, 2002
10:00 a.m.

PROXY FOR 2002 ANNUAL MEETING OF SHAREHOLDERS

SOLICITED BY THE BOARD OF DIRECTORS OF NEFF CORP.

     The undersigned hereby constitutes and appoints Jorge Mas and Juan Carlos Mas (the “Proxies”), or any one of them with full power of substitution, attorneys and proxies for the undersigned to vote all shares of Common Stock of Neff Corp. (the “Company”) that the undersigned would be entitled to vote at the 2002 Annual Meeting of Shareholders to be held at the Hotel Sofitel, 5800 Blue Lagoon Drive, Miami, Florida 33125, at 10:00 a.m. on Friday, June 7, 2002, or any adjournments or postponements thereof, on the following matters coming before the Annual Meeting:

(1)      Election of two (2) Class II Directors as described in the Proxy Statement of the Board of Directors.

 FOR the nominees listed below              WITHHOLD AUTHORITY to vote for the nominees listed below

ARTHUR B. LAFFER

MICHAEL MARKBREITER

(To withhold authority to vote for any individual nominee,
write the nominee's name below:)

                                                                                                                                    FOR             AGAINST             ABSTAIN

(2)       To ratify the appointment of Deloitte & Touche LLP as independent                                                                  
auditors for the fiscal year ending December 31, 2002.

(Continued and to be signed on reverse)

(3)      In their discretion, upon any other business which may properly be presented at the Annual Meeting or any adjournments or postponements thereof.

      Receipt of the Notice of Annual Meeting of Stockholders, the Proxy Statement dated May 1, 2002, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 is acknowledged.

ANY PROPER PROXY RECEIVED BY THE COMPANY AS TO WHICH NO CHOICE HAS BEEN INDICATED WILL BE VOTED BY THE PROXIES “FOR” THE NOMINEES AND THE PROPOSALS SET FORTH ABOVE.

Date:       , 2002 ----------------------------------------------
Signature: ------------------------------------------------------
Signature: ------------------------------------------------------

(Please sign exactly as your name or names appear on this proxy. When signing as executor, guardian, trustee, joint owners, agent, authorized representative or a corporate owner, or other representative, please give your full title as such.)